UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2004

                  Strategy International Insurance Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                      Texas
                 (State or Other Jurisdiction of Incorporation)

               333-106637                            16-1644353
        (Commission File Number)                  (I.R.S. Employer
                                               Identification Number)

                                 (416) 391-4223
              (Registrant's Telephone Number, Including Area Code)

200 Yorkland Blvd., Ste. 200, Toronto, ON M2J5C1, Canada                M2J5C1
        (Address of Principal Executive Offices)                      (Zip Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On December 17, 2004, Strategy International Insurance Group, Inc. issued a press release announcing its intention to acquire RS Group of Companies, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits

         99.1 Press release of Strategy International Insurance Group, Inc., issued on December 17, 2004, regarding its intention to acquire RS Group of Companies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Strategy International Insurance
                                                Group, Inc.

                                                /s/ Edward J. Kruk
                                                --------------------------------
                                                By:  Edward J. Kruk
                                                Its: Chief Financial Officer
Date: December 22, 2004